UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  January 20, 2021
SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street New York, New York (Address of principal executive offices)	10065 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $.0001 par value	SIGA	The Nasdaq Global Market

Item 1.01.	Entry into a Material Definitive Agreement.

On January 20, 2021, SIGA Technologies, Inc., a Delaware corporation (the “Company”), entered into a Third Amended and Restated Employment Agreement (the “Third Amended and Restated Abrams Employment Agreement”) with its General Counsel and Chief Administrative Officer, Robin E. Abrams. The Third Amended and Restated Abrams Employment Agreement amends and restates the Company’s Second Amended and Restated Employment Agreement, dated August 1, 2018, with Ms. Abrams (the “Prior Abrams Agreement”). A copy of the Prior Abrams Agreement was filed with the Securities and Exchange Commission as an exhibit to the Company’s Current Report on Form 8-K dated August 2, 2018.
The Third Amended and Restated Abrams Employment Agreement amends the Prior Abrams Agreement to provide for the term continuing through December 31, 2022, subject to automatic annual renewals unless either party terminates on thirty (30) days’ notice in advance of such a renewal, increase Ms. Abrams’ commitment of her working time to the Company from 70% to at least 80%, provide for an increase in her base salary to $619,544 per year to compensate for her additional time, and make certain other technical and clarifying changes.  Otherwise, the material terms of the Third Amended and Restated Abrams Employment Agreement are substantially unchanged from those of the Prior Abrams Agreement.  Ms. Abrams increased time commitment to the Company is currently expected to provide additional support for the Company’s U.S. and international legal, regulatory and compliance efforts and is enabled by her transitioning from serving as Vice President and General Counsel of vTv Therapeutics, Inc. (“vTv”) to joining vTv’s Board and serving as vTv’s Executive Chairperson.
The foregoing description is qualified in its entirety by reference to the Third Amended and Restated Abrams Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.
Item 9.01.	Financial Statements and Exhibits

(d) The following exhibits are included in this report:

Exhibit No.	Description

10.1	Third Amended and Restated Employment Agreement, dated January 20, 2021, between SIGA Technologies, Inc. and Robin E. Abrams.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: January 22, 2021